UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2025

Clearwater Analytics Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40838	87-1043711
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 W. Main Street
Suite 900
Boise, Idaho	83702
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 208 433-1200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.001 per share	CWAN	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

Agreement and Plan of Merger

On January 10, 2025, Clearwater Analytics Holdings, Inc. (the “Company” or “Clearwater”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Poseidon Acquirer, Inc., a Delaware corporation and a direct, wholly-owned subsidiary of the Company (“Acquirer”), Poseidon Merger Sub I, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”), Poseidon Merger Sub II, LLC, a Delaware limited liability company and an indirect subsidiary of the Company (“Merger Sub II”), Enfusion, Inc., a Delaware corporation (“Enfusion”), and Enfusion Ltd. LLC, a Delaware limited liability company and subsidiary of Enfusion (“Enfusion Operating Company”).

The Merger Agreement provides, among other things and on the terms and subject to the conditions of the Merger Agreement, that (i) Merger Sub II will merge with and into the Enfusion Operating Company (the “LLC Merger”), with the Enfusion Operating Company surviving the LLC Merger as a wholly-owned subsidiary of the Company; (ii) Merger Sub will merge with and into Enfusion (the “Merger”), with Enfusion surviving the Merger as an indirectly wholly-owned subsidiary of the Company (the “Surviving Corporation”); and (iii) subject to the satisfaction of each of the Second Merger Conditions (as defined in the Merger Agreement) as of the Closing Date but before the effective time of the Merger, the Surviving Corporation will merge with and into the Acquirer (the “Second Merger”, and together with the Merger, the “Corporate Mergers”, and the Corporate Mergers together with the LLC Merger, the “Mergers”), with Acquirer surviving the Second Merger as a wholly-owned subsidiary of the Company. If the Second Merger does not occur, references to the “Mergers” shall mean the Merger and the LLC Merger.

At the respective effective times of each Merger:

i.

each share of the Class A common stock of Enfusion outstanding as of immediately prior the effective time of the Merger (except as otherwise provided in the Merger Agreement) will be converted into the right, at the election of the holder of such share pursuant to the procedures set forth in the Merger Agreement, to receive either (i) the Per Share Mixed Consideration, (ii) the Per Share Stock Consideration or (iii) the Per Share Cash Consideration (each as defined in the Merger Agreement); and

ii.

each common unit of Enfusion Operating Company outstanding as of immediately prior to the effective time of the LLC Merger (except as otherwise provided in the Merger Agreement) will be converted into the right, at the election of the holder of such unit pursuant to the procedures set forth in the Merger Agreement, to receive either (i) the Per Share Mixed Consideration, (ii) the Per Share Stock Consideration or (iii) the Per Share Cash Consideration (each as defined in the Merger Agreement).

Conditions to the Mergers

The completion of the Mergers is subject to the satisfaction or waiver of certain customary mutual closing conditions, including (a) the adoption of the Merger Agreement by the holders of a majority of the voting power of the outstanding shares of capital stock of Enfusion entitled to vote thereon, voting as a single class (the “Stockholder Approval”), (b) the absence of any order or other action that is in effect (whether temporary, preliminary or permanent) by a governmental authority restraining, enjoining or otherwise prohibiting the consummation of the Mergers or applicable law that is in effect that makes consummation of the Mergers illegal or otherwise prohibited, (c) the expiration or termination of the applicable waiting period (and any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and any agreement with any governmental authority not to consummate the Mergers and (d) the effectiveness of the registration statement on Form S-4 to be filed by the Company in connection with the Mergers. The obligation of each party to consummate the Mergers is also conditioned on the other party’s representations and warranties being true and correct (subject to certain customary materiality exceptions) and the other party having performed in all material respects its obligations under the Merger Agreement. In addition, (i) the Company, Acquirer, Merger Sub and Merger Sub II’s obligation to consummate the Mergers is conditioned upon there not having occurred a Company Material Adverse Effect (as defined in the Merger Agreement) and the absence of certain Burdensome Conditions (as defined in the Merger Agreement) specified in the Merger Agreement and (ii) Enfusion’s obligation to consummate the Mergers is conditioned upon there not having occurred a Parent Material Adverse Effect (as defined in the Merger Agreement).

Termination

The Merger Agreement contains termination rights for each of the Company and Enfusion, including, among others, (a) if the consummation of the Mergers does not occur on or before July 9, 2025, (b) if any order prohibiting the Mergers has become final and non-appealable, (c) if the Stockholder Approval is not obtained following the meeting of Enfusion’s stockholders for purposes of obtaining such Stockholder Approval, and (d) subject to certain conditions, (i) by the Company, prior to the receipt of the Stockholder Approval, if (x) the Board of Directors of Enfusion (the “Enfusion Board”), acting upon the recommendation of the Special Committee of the Enfusion Board, changes its recommendation in favor of the Mergers or (y) Enfusion has materially breached its non-solicitation obligations with respect to alternative acquisition proposals from third parties under the Merger Agreement or (ii) by Enfusion, prior to the receipt of the Stockholder Approval, if Enfusion wishes to terminate the Merger Agreement to enter into a definitive agreement providing for a Superior Proposal (as defined in the Merger Agreement). The Company and Enfusion may also terminate the Merger Agreement by mutual written consent.

Enfusion is required to pay the Company a termination fee of $52,325,000 in cash on termination of the Merger Agreement under specified circumstances, including, among others, termination by the Company in the event that the Enfusion Board, acting upon the recommendation of the Special Committee, changes its recommendation in favor of the Merger or termination by Enfusion to enter into a definitive agreement providing for a Superior Proposal. The Merger Agreement also provides that, in certain circumstances, each party may seek to compel the other parties to specifically perform their obligations under the Merger Agreement.

Financing of the Merger

The Company has obtained commitments of $1.0 billion in new debt financing, subject to customary conditions, to fund, together with cash on hand, the cash portion of the aggregate merger consideration payable under the Merger Agreement and fees and expenses related to the Mergers. The receipt of financing by the Company is not a condition to the Company’s obligation to complete the Mergers.

Other Terms of the Merger Agreement

The Merger Agreement contains customary representations and warranties of the Company, Acquirer, Merger Sub, Merger Sub II and Enfusion, in each case generally subject to customary materiality qualifiers. Additionally, the Merger Agreement provides for customary pre-closing covenants of the Company, Acquirer, Merger Sub, Merger Sub II and Enfusion, including covenants relating to Enfusion conducting its and its subsidiaries’ business in the ordinary course, preserving its business organizations substantially intact, preserving existing material business relationships substantially intact and refraining from taking certain actions without the Company’s consent, subject to certain exceptions. The Company and Enfusion also agreed to use their respective reasonable best efforts to cause the Mergers to be consummated.

The Merger Agreement provides that, during the period from the date of the Merger Agreement until the effective time of the Merger (the “Interim Period”), the Company will be subject to certain restrictions on its ability to (a) amend its certificate of incorporation or by-laws, subject to customary exceptions, (b) declare, set aside or pay any dividends or distributions, or enter into any agreement with respect to the voting of, any capital stock of the Company, (c) split, combine, adjust, subdivide or reclassify any capital stock or equity interest of the Company or (d) adopt a plan of liquidation, dissolution, merger, restructuring, capitalization or other reorganization.

The Merger Agreement also provides that, during the Interim Period, Enfusion will be subject to certain restrictions on its ability to solicit certain alternative acquisition proposals from third parties, provide non-public information to third parties and engage in discussions or enter into agreements with third parties regarding certain alternative acquisition proposals, subject to customary exceptions.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed hereto as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The Merger Agreement and the above description have been included to provide investors with information regarding its terms. They are not intended to provide any other factual information about the Company, Acquirer, Merger Sub, Merger Sub II, Enfusion, Enfusion Operating Company or their respective affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s or Enfusion’s public disclosures. Accordingly, the Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company, Acquirer, Merger Sub, Merger Sub II, Enfusion and Enfusion Operating Company and the transactions contemplated by the Merger Agreement contained in or incorporated by reference into the filings that the Company and Enfusion have made or will make with the U.S. Securities and Exchange Commission (the “SEC”), including the Annual Reports on Form 10-K of each of the Company and Enfusion, the Registration Statement on Form S-4 (the “Registration Statement”) to be filed by the Company to register the shares of the Company’s common stock to be issued pursuant to the Mergers, which will include a prospectus of the Company and a proxy statement of Enfusion (the “proxy statement/prospectus”), and other documents that the Company and Enfusion have filed or will file with the SEC.

Support Agreements

In connection with entering into the Merger Agreement, on January 10, 2025, the Company entered into support agreements with each of FTV IV, L.P., a Delaware limited partnership, FTV Investment Holdings, L.P., a Delaware limited partnership, ISP V-B EF LP, a Delaware limited partnership, ISP V Main Fund EF LLC, a Delaware limited liability company, ICONIQ Strategic Partners V, L.P., a Cayman Islands exempted limited partnership, ICONIQ Strategic Partners V-B, L.P., a Cayman Islands exempted limited partnership, Oleg Movchan and CSL Tech Holdings, LLC, a Nevada limited liability company, each a stockholder of Enfusion (collectively, the “Significant Stockholders”, and such agreements, the “Support Agreements”). The Support Agreements generally require that the Significant Stockholders vote their Subject Shares (as defined in each Support Agreement), which represent, in the aggregate approximately 45% of the total voting power of Enfusion outstanding as of January 7, 2025, in favor of the adoption of the Merger Agreement and against any competing acquisition proposals, and take certain other actions in furtherance of the transactions contemplated by the Merger Agreement, in each case, subject to the limitations set forth in each Support Agreement.

Subject to certain exceptions, the Support Agreements prohibit transfers by the Significant Stockholders of any of their Subject Shares prior to the termination of the Support Agreements and other actions that would impair their ability to fulfill their obligations under the Support Agreements.

The foregoing summary of the Support Agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the form of the Support Agreement filed hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On January 13, 2025, the Company and Enfusion issued a joint press release announcing the entry into the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

The information in this Item 7.01, including Exhibit 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except as shall be expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Forward-Looking Statements

This current report on Form 8-K contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the beliefs and assumptions of management of the Company and Enfusion and on information currently available to their management. Forward-looking statements include information concerning the timing of the consummation of the Mergers and the Company’s ability to satisfy the closing conditions thereof, the Company’s and Enfusion’s possible or assumed future results of operations, business strategies, technology developments, financing and investment plans, competitive position, industry, economic and regulatory environment, potential growth opportunities and the effects of competition. Forward-looking statements include statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will,” “would” or similar expressions and the negatives of those terms, but are not the exclusive means of identifying such statements.

Forward-looking statements involve known and unknown risks, uncertainties, and other factors, many of which are beyond the Company’s and Enfusion’s control, that may cause actual results, performance, or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks and uncertainties may cause actual results to differ materially from the Company’s and Enfusion’s current expectations and include, but are not limited to, the Company’s and Enfusion’s ability to successfully close the Mergers, the Company’s ability to successfully integrate the operations and technology of Enfusion with those of the Company, retain and incentivize the employees of Enfusion following the close of the acquisition, retain Enfusion’s clients, repay debt to be incurred in connection with the Enfusion acquisition and meet financial covenants to be imposed in connection with such debt, risks that cost savings, synergies and growth from the acquisition may not be fully realized or may take longer to realize than expected, as well as other risks and uncertainties discussed under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on February 29, 2024, and in other periodic reports filed by the Company with the SEC, which are available on the Company’s website at https://investors.clearwateranalytics.com and on the website of the Securities and Exchange Commission at www.sec.gov. All forward-looking statements are based on assumptions that the Company believes to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and the Company does not undertake any obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

NO OFFER OR SOLICITATION

This report is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Additional Information and Where to Find It

In connection with the Mergers, the Company will file with the SEC a Registration Statement on Form S-4 (the “Registration Statement”) to register the shares of the Company’s common stock to be issued pursuant to the Mergers, which will include a prospectus of the Company and a proxy statement of Enfusion (the “proxy statement/prospectus”). Each of the Company and Enfusion may also file other documents with the SEC regarding the Mergers. This document is not a substitute for the Registration Statement, proxy statement/prospectus or any other document which the Company or Enfusion may file with the SEC in connection with the Mergers. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION, THE RISKS RELATED THERETO, AND RELATED MATTERS. After the Registration Statement has been declared effective, the definitive proxy statement/prospectus (if and when available) will be mailed to Enfusion’s security holders. Investors and security holders will be able to obtain free copies of the Registration Statement and proxy statement/prospectus, as each may be amended or supplemented from time to time, and other relevant documents filed by the Company and Enfusion with the SEC (if and when available) through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by the Company, including the proxy statement/prospectus (when available), will be available free of charge from the Company’s website at https://investors.clearwateranalytics.com. Copies of documents filed with the SEC by Enfusion, including the proxy statement/prospectus (when available), will be available free of charge from Enfusion’s website at http://ir.enfusion.com.

Participants in the Solicitation

The Company, Enfusion and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the Mergers. Information about the Company’s directors and executive officers is available in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on February 29, 2024, its definitive proxy statement for its 2024 annual meeting of stockholders, which was filed with the SEC on April 29, 2024, and in the proxy statement/prospectus (when available). Information about the directors and executive officers of Enfusion is available in its Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on March 12, 2024, its definitive proxy statement for its 2024 annual meeting of stockholders, which was filed with the SEC on April 26, 2024, and in the proxy statement/prospectus (when available). Other information regarding the participants in the solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Registration Statement, the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the Mergers when they become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. Copies of the documents filed with the SEC by the Company and Enfusion will be available free of charge through the website maintained by the SEC at www.sec.gov. Additionally, copies of documents filed with the SEC by the Company, including the proxy statement/prospectus (when available) will be available free of charge from the Company’s website at https://investors.clearwateranalytics.com and copies of documents filed with the SEC by Enfusion, including the proxy statement/prospectus (when available), will be available free of charge from Enfusion’s website at http://ir.enfusion.com.

Item 9.01.	Financial Statements and Exhibits

2.1	Agreement and Plan of Merger, dated as of January 10, 2025, by and among Clearwater Analytics Holdings, Inc., Enfusion, Inc., Enfusion Ltd LLC, Poseidon Merger Sub I, Inc. and Poseidon Merger Sub II, LLC.*

99.1	Form of Support Agreement.

99.2	Press Release, dated January 13, 2025, issued by the Company and Enfusion, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

All schedules to the Merger Agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Clearwater Analytics Holdings, Inc.

Date: January 13, 2025	By:	/s/ Alphonse Valbrune
Alphonse Valbrune, Chief Legal Officer and Corporate Secretary